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                                                                     Exhibit 1.1

                         Form of Underwriting Agreement





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                              Wyman-Gordon Company

                           [ ]% Senior Notes due 2007

                             Underwriting Agreement


                                                              New York, New York
                                                                          , 1997


Salomon Brothers Inc
Seven World Trade Center
New York, NY 10048


Ladies and Gentlemen:

         Wyman-Gordon Company, a Massachusetts corporation (the "Company"), proposes to sell to Salomon Brothers Inc (the "Underwriter") the entire principal amount of its securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture dated as of December , 1997 (as supplemented by an indenture supplement dated as of December , 1997, the "Indenture"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"). Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, the Underwriter as set forth below in this Section
1. Certain terms used in this Section 1 are defined in Section 16 hereof.

                  (a) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b). The Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in



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         the Basic Prospectus and any Preliminary Final Prospectus) as the
         Company has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to
         (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (c) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own its properties and conduct its business as described in the prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the properties, business, prospects, results of operations or financial conditions (a "Material Adverse Effect") on the Company and its subsidiaries, taken as a whole.

                  (d) All the outstanding shares of capital stock of each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus or set forth on Schedule A, all outstanding shares of capital stock of such subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances.

                  (e) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriter pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture; and the certificates for the Securities are in valid and sufficient form.

                  (f) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Final Prospectus under the headings "Summary--Recent Industrial Accident",

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         "Business--Environmental Regulations", "Business--Legal Proceedings"
         and "Certain United States Federal Income Tax Consequences" fairly summarize the matters therein described.

                  (g) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforcement may be subject to or limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect.

                  (h) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" as defined in the Investment Company Act;

                  (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter in the manner contemplated herein and in the Final Prospectus.

                  (j) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, in the case of clause (ii), for such breaches or defaults which, individually or in the aggregate, would not have a Material Adverse Effect.

                  (k) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Final Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the rules and regulations thereunder and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth or incorporated by reference under the caption "Selected Consolidated Financial Data" in the Final Prospectus and Registration Statement fairly present, on the basis stated in the Final Prospectus and the Registration Statement, the information included therein.

                  (l) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material

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         adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) (except, in the case of this clause (ii), for those that have been disclosed in the Final Prospectus).

                  (m) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, which violation or default would individually or in the aggregate have a Material Adverse Effect.

                  (n) Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Final Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (o) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

                  (p) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (q) The Company is not required to register and will not as a result of the transactions contemplated hereby and in the Final Prospectus be required to register as an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (r) Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).


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                  (s) The Company has received duly executed Consents (as
         defined in the Tender Offer and Solicitation Statement) from the holders of at least a majority of its 10-3/4% Senior Notes Due 2003 (the "10-3/4% Notes"); the Company, each guarantor of the 10-3/4% Notes and the Trustee have executed and delivered the Supplemental Indenture described in the Tender Offer and Solicitation Statement (the 10-3/4% Notes Supplemental Indenture"); the 10-3/4% Notes Supplemental Indenture has been duly and validly authorized by all necessary action on the part of the Company and such guarantors, has been duly executed and delivered by or on behalf of the Company and such guarantors and constitutes the legally valid and binding obligation of the Company and such guarantors, enforceable against each of them in accordance with its terms (except as such enforcement may be subject to or limited by bankruptcy, insolvency and general principles of equity); there have been validly tendered and not withdrawn 10-3/4% Notes representing at least 66-2/3% of the outstanding aggregate principal amount of the 10-3/4% Notes.

         Any certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Underwriter.

                  2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at the purchase price set forth in Schedule I hereto the entire principal amount of the Securities set forth in Schedule I hereto.

                  3. DELIVERY AND PAYMENT. Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto (or at such time on such later date not more than three Business Days after the foregoing date as the Underwriter shall designate), which date and time may be postponed by agreement between the Underwriter and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Underwriter against payment by the Underwriter of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Underwriter shall otherwise instruct.

                  4. OFFERINGS BY UNDERWRITERS. It is understood that the Underwriter proposes to offer the Securities for sale to the public as set forth in the Prospectus.

                  5. AGREEMENTS. The Company agrees with the Underwriter that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Company will promptly advise the Underwriter (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) when

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         the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b)
         Registration Statement, or for any supplement to the Final Prospectus or of any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph
         (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Underwriter and counsel for the Underwriter, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Underwriter may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriter may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, will arrange for the determination of the legality of the Securities for purchase by institutional investors and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering.

                  (f) Until the Business Day set forth on Schedule I hereto, the Company will not, without the consent of Salomon Brothers Inc, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities).

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                  6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITER. The
obligations of the Underwriter to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriter agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to the Underwriter the opinion of Goodwin, Procter & Hoar LLP, counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction listed in a schedule to such counsel's opinion (which schedule shall list all jurisdictions in which the Company has represented to such counsel that the Company conducts material business or owns or leases material property);

                           (ii) the Securities conform in all material respects
                  to the description thereof contained in the Final Prospectus; the certificates for the Securities are in valid and sufficient form;

                           (iii) the Indenture has been duly authorized,
                  executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); and the Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriter pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

                           (iv) the 10-3/4% Notes Supplemental Indenture has
                  been duly and validly authorized by all necessary action on the part of the Company and the guarantors of the 10-3/4% Notes, has been duly executed and delivered by or on behalf of the Company and such guarantors and constitutes the legally valid and binding obligation of the Company and such guarantors, enforceable against

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                  each of them in accordance with its terms (except as such
                  enforcement may be subject to or limited by bankruptcy, insolvency and general principles of equity);

                           (v) to the knowledge of such counsel, there is no
                  pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be described in the Registration State ment which is not so described in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the descriptions of laws, regulations and rules as set forth under the captions "Business--Environmental Regulations" and "Certain United States Federal Income Tax Consequences", and the descriptions of legal and governmental proceedings under the headings "Summary--Recent Industrial Accident" and Business--Legal Proceedings" have been reviewed by such counsel and are accurate summaries in all material respects of such information;

                           (vi) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (vii) the Company is not and, after giving effect to
                  the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

                           (viii) no consent, approval, order or decree,
                  license, authorization or validation of, or filing with the Commission or any other United States or Massachusetts governmental authority is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter in the manner contemplated in this Agreement and in the Final Prospectus;

                           (ix) neither the execution and delivery of the
                  Indenture, the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will (A) conflict with or result in a violation of any of the provisions of the certificate of incorporation or by-laws of the Company, (B) conflict with or violate in any material respect any law, rule or regulation of the United States of America or the Commonwealth of Massachusetts (other than state securities or blue sky laws or state laws or regulations relating to broker-dealer registration that may be applicable, as to which such counsel need express no opinion), or any order, judgment or decree of any court or other governmental authority known to such counsel that is applicable to Company or any of its subsidiaries or by which any property or asset of Company or any of its subsidiaries is or may be bound, or
                  (C) result in a breach of any of the material terms or provisions of, or constitute a default (with or without due notice and/or lapse of time) under, any document filed with or incorporated by reference in any report filed by the Company under the Exchange Act; and

                           (xi) the Registration Statement has become effective
                  under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and

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                  the Final Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Final Prospectus (other than the financial statements and supporting schedules other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder.

                  In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriter at which the contents of the Registration Statement and the Final Prospectus were discussed and, on the basis of the foregoing, no facts have come to such counsel's attention hat causes it to believe that, on the Effective Date or at the Execution Time, the Registration Statement contains or contained any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus as of its date and on the Closing Date includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and supporting schedules other financial and statistical information contained therein, and the Statement of Eligibility on Form T-1 included as an exhibit to the Registration Statement, as to which such counsel need express no opinion).

                  In rendering such opinion, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date. In rendering the opinion set forth in paragraph (iii) above as to matters involving the application of laws of the State of New York, such counsel may rely upon the opinion of Cravath, Swaine & Moore referred to in Section 6(d) hereof. In rendering the opinion set forth in paragraph (iv) above, such counsel may assume that the laws of the State of New York conform to the laws of the Commonwealth of Massachusetts.

                  (c) The Company shall have furnished to the Underwriter the opinion of Wallace R. Whitney, Jr., General Counsel of the Company, dated the Closing Date, to the effect that:

                           (i) each of the Company and the Material Subsidiaries
                  has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                           (ii) all the outstanding shares of capital stock of
                  each Material Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus or on

                  Schedule A hereto, all outstanding shares of capital stock of the Material Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                           (iii) the holders of outstanding shares of capital
                  stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities;

                           (iv) no holders of securities of the Company have
                  rights to the registration of such securities under the Registration Statement; and

                           (v) neither the execution and delivery of the
                  Indenture, the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will (A) conflict with or result in a violation of any of the provisions of the certificate of incorporation or by-laws of the Company, (B) conflict with or violate in any material respect any law, rule or regulation of the United States of America or the Commonwealth of Massachusetts (other than state securities or blue sky laws or state laws or regulations relating to broker-dealer registration that may be applicable, as to which such counsel need express no opinion), or any order, judgment or decree of any court or other governmental authority known to such counsel that is applicable to Company or any of its subsidiaries or by which any property or asset of Company or any of its subsidiaries is or may be bound, or
                  (C) result in a breach of any of the terms or provisions of, or constitute a default (with or without due notice and/or lapse of time) under, any agreement to which the Company or any of its subsidiaries is a party or bound, except, in the case of clause (C), for such breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                           (vi) to the knowledge of such counsel, there is no
                  pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be described in the Registration Statement which is not so described in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the descriptions of laws, regulations and rules as set forth under the captions "Business--Environmental Regulations" and "Certain United States Federal Income Tax Consequences", and the descriptions of legal and governmental proceedings under the headings "Summary--Recent Industrial Accident" and Business--Legal Proceedings" have been reviewed by such counsel and are accurate summaries in all material respects of such information;

                           (vii) to the knowledge of such counsel, no stop order
                  suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and supporting schedules other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that on the Effective Date or at the Execution Time the Regis-tration Statement contains or contained any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date and on the Closing Date includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and supporting schedules other financial and statistical information contained therein, as to which such counsel need express no opinion).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Massachusetts or the Federal laws of the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriter and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

                  (d) The Underwriter shall have received from Cravath, Swaine & Moore, counsel for the Underwriter, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (e) The Company shall have furnished to the Underwriter a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement.

                  (f) At the Closing Date, Ernst & Young LLP shall have furnished to the Underwriter letters (which may refer to letters previously delivered to one or more of the Underwriter), dated as of the Closing Date, in form and substance satisfactory to the Underwriter, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended August 31, 1997, and as at August 31, 1997, in accordance with Statement on Accounting Standards No. 71 and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                           (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, board of directors and committees of the board of directors of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Registration Statement and Final Prospectus, nothing came to their attention which caused them to believe that:

                                    (1) any unaudited financial statements
                           included or incorporated in the Registration
                           Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                                    (2) with respect to the period subsequent to
                           the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company or decreases in net current assets of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in revenues, income from operations or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Underwriter;

                                    (3) the information included in the
                           Registration Statement and Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and
                           Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Final Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Final Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

                  In addition, except as provided in Schedule I hereto, at the Execution Time, Ernst & Young LLP shall have furnished to the Underwriter a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Underwriter, to the effect set forth above.

                  (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (i) On the Closing Date, the Company shall have furnished to the Underwriter evidence satisfactory to the Underwriter that the Company has accepted for payment and paid for 10-3/4% Notes representing at least [66-2/3%] of the outstanding aggregate principal amount of the 10-3/4% Notes pursuant to the Company's offer to purchase for cash any and all outstanding 10-3/4% Notes.

                  (j) Prior to the Closing Date, the Company shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancelation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Underwriter, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

                  7. REIMBURSEMENT OF UNDERWRITER'S EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriter, the Company will reimburse the Underwriter on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.

                  8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter and each person who controls Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to written information relating to the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities, the stabilization legend in block capital letters on page S-2 and under the heading "Underwriting", (i) the sentences related to concessions and reallowances and (ii) the paragraph related to stabilization in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the documents referred to in the foregoing indemnity.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriter agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriter from the offering of the Securities; PROVIDED, HOWEVER, that in no case shall the Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by the Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriter shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriter in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as the Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the NASDAQ National Market or trading in securities generally on the New York Stock Exchange or the NASDAQ National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or National Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriter, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

                  10. REPRESENTATIONS AND INDEMNITIES to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this Agreement.

                  11. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be mailed, delivered or telefaxed to the

Salomon Brothers Inc General Counsel (fax no.: (212) 783-1752) and confirmed to him at Salomon Brothers Inc, Seven World Trade Center, New York, New York, 10048, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to the Chief Financial Officer (fax no.: (508) 839-7500) and confirmed to him at Wyman-Gordon Company, 244 Worcester Street, Box 8001, North Grafton, MA 01536-8001, Attention: Chief Financial Officer.

                  12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  13. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  14. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  15. HEADINGS. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  16. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Final Prospectus" shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus included in the Registration Statement at the Effective Date and the final prospectus supplement filed after the Effective Date in accordance with Rules 430A and 424(b).

                  "Material Subsidiary" means any of the following subsidiaries of the Company: Wyman Gordon Forgings, Inc., a Delaware corporation; Wyman-Gordon Limited, an English corporation; Wyman-Gordon Investment Castings, Inc., a Delaware corporation; Precision Founders, Inc., a California corporation; Wyman-Gordon Receivables Corporation, a Delaware corporation; Wyman-Gordon Composite Technologies, Inc., a California corporation; and Scaled Composites, Inc., a California corporation. [TO BE UPDATED BY WYMAN]

                  "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus.

                  "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.

                  "Tender Offer and Solicitation" means the Company's offer to purchase for cash any and all outstanding 10-3/4% Notes and the related consent solicitation.

                  "Tender Offer and Solicitation Statement" means the Offer to
         Purchase and Consent Solicitation Statement dated [       ], 1997,
         relating to the Company's offer to purchase for cash any and all outstanding 10-3/4% Notes and the related consent solicitation.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Underwriter.


                                             Very truly yours,

                                             WYMAN-GORDON COMPANY,

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:



The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.

SALOMON BROTHERS INC

By:
    ------------------------------------
    Name:
    Title:

                                                                      SCHEDULE I








Underwriting Agreement dated December __, 1997

Registration Statement No. 33-63459

Title, Purchase Price and Description of Securities:

         Title: ___% Senior Notes Due 2007

         Principal amount: $100,000,000

         Purchase price (include accrued
           interest or amortization, if
           any): $________

         Sinking fund provisions:  None.

         Redemption provisions: Redeemable at the option of the Company during the 12-month periods commencing on the following dates at the following
redemption prices (expressed as a percentage of principal amount): [        ],
2002 -- [    ]%; [        ], 2003 -- [    ]%; [         ], 2004 -- [     ]%;
[        ], 2005 and thereafter -- [    ]%.

Closing Date, Time and Location:  December [__], 1997

Type of Offering:  Public

Date referred to in Section 5(f) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the
Underwriter: [         ], 1997

Modification of items to be covered by the letter from Ernst & Young LLP delivered pursuant to
  Section 6(f) at the Execution Time: None

                                                                         ANNEX A









                                  SUBSIDIARIES


--------------------------------------------------------------------------------
Subsidiary(1)                                                     Ownership
-----------                                                       ---------
--------------------------------------------------------------------------------
Cameron Forged Products Limited, a U.K. company                     100%
--------------------------------------------------------------------------------
Cameron Pipeline, Inc., a Texas corporation                         100%
--------------------------------------------------------------------------------
ForCast FSC, Ltd., a Virgin Islands corporation                     100%
--------------------------------------------------------------------------------
Precision Founders Inc., a California corporation                   100%
--------------------------------------------------------------------------------
Reisner Metals, Inc., a California corporation                      100%
--------------------------------------------------------------------------------
Scaled Composites, Inc., a California corporation
     ("SCI")                                                       84.4%(2)
--------------------------------------------------------------------------------
Scaled Manufacturing Inc., a [         ] corporation               [  ]%
--------------------------------------------------------------------------------
Wyman-Gordon Composites, Inc., a Delaware
     corporation                                                    100%
--------------------------------------------------------------------------------
Wyman-Gordon Composite Technologies, Inc., a
     California corporation ("WGCT")                               84.4%(3)
--------------------------------------------------------------------------------
Wyman-Gordon Forgings, Inc., a
     Delaware corporation                                           100%
--------------------------------------------------------------------------------
Wyman-Gordon Investment Castings, Inc., a
     Delaware corporation                                           100%
--------------------------------------------------------------------------------
Wyman-Gordon Limited, a U.K. corporation                            100%
--------------------------------------------------------------------------------
Wyman-Gordon Receivables Corporation, a
     Delaware corporation                                           100%
--------------------------------------------------------------------------------



--------------------------

                  (1)The Company participates in a joint venture to produce nickel-based superalloy ingots under a Joint Venture Agreement dated November 20, 1991 by and among the Company, Western Aerospace Limited and United Technologies International Corporation.

                  (2)SCI is 100% owned by WGCT. The Company is thus the indirect beneficial owner of 84.4% of the shares of capital stock of SCI.

                  (3)The Company is the direct beneficial owner of 84.4% of the shares of capital stock of WGCT (formerly Scaled Composites Ventures Inc.). The remaining shares are directly beneficially owned by managers of WGCT ("WGCT Management"). Pursuant to Section 8(a) of the Shareholders Agreement dated March 2, 1989 (the "Agreement") among WGCT, the Company and WGCT Management, the members of WGCT Management have a right of first refusal on any sales by the Company of WGCT stock. Pursuant to Section 5(c) of the Agreement, the members of WGCT Management have certain rights to resell their shares to WGCT, and pursuant to Section 7 of the Agreement, the Company has an option to purchase such shares.

                                        1